iAnthus Announces Appointment of Richard Proud as CEO and Director

NEW YORK, NY and TORONTO, ON – July 17, 2023 – iAnthus Capital Holdings, Inc. (“iAnthus” or the “Company”) (CSE: IAN, OTCPK: ITHUF), which owns, operates and partners with regulated cannabis operations across the United States, is pleased to announce the appointment of Richard Proud as Chief Executive Officer and Director on the Board of Directors (the “Board”) of the Company, effective immediately.

“The Board believes Richie is the ideal CEO to lead iAnthus’ next chapter of growth and innovation. Richie has a proven track record of execution, operational excellence, and developing teams that drive results. He’s a world class leader with deep seated industry expertise. We have every confidence Richie will make a transformational impact on the Company and take it to new levels,” said Mich Mathews-Spradlin, Chairwoman of iAnthus.

Richard was most recently the Executive Vice President of Revenue for Curaleaf, a multi-state cannabis operator, where he was responsible for managing the revenue and inventory strategies across Curaleaf’s businesses, including retail and wholesale. Prior to Curaleaf, Richard served as Vice President of Merchandise Planning, Allocation and Product Strategy for Groupe Dynamite, an international female fashion apparel company, and Senior Director of Merchandise Planning for both American Signatures, Inc., a leading furniture retailer in the United States, and Abercrombie & Fitch Co., an international fashion apparel company. In these roles, Richard was primarily responsible for leading financial, inventory and logistical strategies for all retail outlets, including brick and mortar stores and e-commerce.

“I am thrilled to step into the roles of director and CEO at this pivotal time for our Company. My successful experiences in the cannabis and retail industries position me uniquely to build upon the foundation that exists within iAnthus, including its dispensary footprint, world class brands and most importantly, the exceptional people that work across our businesses. I’m committed to rapidly leveraging these strengths to drive results for our customers,” said Richard Proud.

Effective immediately upon the appointment of Richard as Chief Executive Officer, Robert Galvin’s tenure as the Company’s Interim Chief Executive Officer concluded. Mr. Galvin will continue in his position as the Company’s Interim Chief Operating Officer.

Richard’s control of the Company’s Massachusetts subsidiaries is subject to the approval of the Massachusetts Cannabis Control Commission, which remains pending as of the date of this release.

About iAnthus

iAnthus owns and operates licensed cannabis cultivation, processing and dispensary facilities throughout the United States. For more information, visit www.iAnthus.com.

Forward Looking Statements

Statements in this news release may contain forward-looking statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in the Company's reports that it files from time to time with the SEC and the Canadian securities regulators which you should review including, but not limited to, the Company's Annual Report on Form 10-K filed with the SEC. When used in this news release, words such as “will,” “could,” “plan,” “estimate,” “expect,” “intend,” “may,” “potential,” “believe, “should” and similar expressions, are forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company's financial performance, business development and results of operations, the nomination and appointment of a director to the Company’s Board of Directors, and changes to the composition of the Company’s management.

These forward-looking statements should not be relied upon as predictions of future events, and the Company cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by the Company or any other person that it will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this news release or to reflect the occurrence of unanticipated events, except as required by law.

Neither the Canadian Securities Exchange nor the U.S. Securities and Exchange Commission has reviewed, approved or disapproved the content of this news release.

Contact Information

Corporate/Media/Investors:

Philippe Faraut, Chief Financial Officer

iAnthus Capital Holdings, Inc.

1-646-518-9418

investors@ianthuscapital.com